Exhibit 10.5

-------
       MEXICAN MINISTRY OF
SCT    COMMUNICATIONS AND
-------TRANSPORTATION
UNDER MINISTRY OF COMMUNICATIONS








                             CONCESSION CERTIFICATE
                      COVERING FREQUENCY BANDS FOR SPECIFIC
                            POINT-TO-POINT MICROWAVE
                               LINKING (30-PTP-15)









                  Telefonia Inalambrica del Norte, S.A. de C.V.


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[A seal with the Mexican coat-of-arms reading:]
"United Mexican States - Ministry of
Communications and Transportation"

Concession to use, operate and exploit frequency bands for a specific use in the United Mexican States that is granted by the Federal Government through the Mexican Ministry of Communications and Transportation (the "Ministry"), to Telefonia Inalambrica del Norte, S.A. de C.V. (the "Concession Holder"), a company with registered address at Idaho No. 14, Col. Napoles, 03810 Mexico, D.F.

                                   WITNESSETH

I. WHEREAS, on June 18, 1997, the Concession Holder applied for the approval of the Federal Telecommunications Commission (the "Commission") to participate in a tender of bids with a view to obtain a concession to use, operate and exploit frequency bands of the radioelectric spectrum and provide point-to-point microwave linking services, pursuant to the Invitation to Tender Bids that was published in the Federal Official Gazette on April 30, 1997 (the "Tender"), and the Tender Rules and the amendments thereto that were published in the Federal Official Gazette on May 14, 1997 and June 10, 1997, respectively (the "Rules").

II. WHEREAS, at session held on July 10, 1997, the Federal Competition Commission en banc resolved not to express any objection or submit the Concession Holder's participation in the Tender to any condition. This resolution was notified to the Concession Holder under official communication #3-101-(777)-97-274 dated July 10, 1997.

III. WHEREAS, the Ministry, through the Commission, analyzed all documents submitted by the Concession Holder and, according to the different stages of the bidding process described in the Tender and in articles 14, 15, 16, 17 et al of the Mexican Federal Telecommunications Law, resolved to grant the Concession Holder a Certificate of Qualification, due to the fact that the documents were complete and met all necessary requirements. This resolution was informed to the Concession Holder under official communication # CFT-209 dated July 14, 1997.

IV. WHEREAS, the Commission, under official communication #CFT-246 dated July 23, 1997, resolved to grant a Certificate of Participation to the Concession Holder, considering that on July 17, 1997 the Concession Holder had submitted the pertinent bid bond, and assigned to the Concession Holder a confidentiality code to participate in the bidding process. Under minutes dated October 3, 1997, the Commission en banc declared the Concession Holder as the successful bidder in Tender 30-PAP-15, pursuant to the Rules.

V. WHEREAS, on November 19, 1997 and December 11, 1997, the Concession Holder paid the pertinent consideration to the Federal Government and formalize an agreement with a company which will give the non interference certificate for every link pretended to install under such concession granted and, therefore, pursuant to the provisions of articles 36(III) of the Mexican Organic Law of the Federal Public Administration; 10(II); 11(I); 12, 14, 18, 19 and all other related articles of the Mexican Federal Telecommunications Law, the Ministry hereby grants the Concession Holder this concession to use, operate and exploit frequency bands of the radioelectric spectrum for the provision of point-to-point microwave linking services through a public telecommunications network, subject to the following:


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                                       2


                                   CONDITIONS

                                  Sole Chapter
                                     General

1. Definitions. In addition to all terms defined under the Mexican Federal Telecommunications Law, when used herein the following terms shall have the following meanings:

     1.1 Concession, shall mean the concession granted under this Certificate for the use, operation and exploitation of frequency bands of the radioelectric spectrum for a specific use; and

     1.2 Company, shall mean the Mexican company which has been hired by the Concession Holder in accordance with section 6 of the Rules, and

     1.3 Law, shall mean the Mexican Federal Telecommunications Law.

2. Purpose of the Concession. Under this Certificate, a Concession is granted to use, develop and exploit frequency bands of the radioelectric spectrum for the provision of point-to-point microwave linking services.

3. Technical specifications. All technical specifications for the use, operation and exploitation of the frequency bands subject matter of this Concession, shall be consistent with all provisions of the Law and any regulations thereto, all applicable Mexican official standards, international recommendations and other administrative provisions, all technical and administrative provisions of any international agreements and protocols signed by the Mexican Government.

With respect to section 4 of this Certificate, the Concession Holder shall not provide and install point-to-point microwave linking services in the frequency bands granted by this Concession, unless it has obtained prior to the provision of such services, a no interference certificate provided by the Company.

     3.1 Frequency bands:  Outgoing segment:        14676.0 - 14704.0 MHz
                           Incoming segment:        14991.0 - 15019.0 MHz
                           Bandwidth: 56 MHz

     3.2 Coverage:         Nation wide.

4. Investment program. With regard to the investment program, it is established in the business plan presented by the Concession Holder in section I of Witnesseth Chapter of this Concession Certificate, business plan which is considered herein as inserted.

5. Operating conditions for the provision of point-to-point microwave linking services through a public telecommunications network.

     5.1 The Concession Holder shall provide point-to-point microwave linking service on a non-discriminatory basis, during a fixed period of time that in no event shall exceed the term of the Concession in any case which is possible and do not causes interference and by charging the rates previously registered in the Commission in


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                                       3


accordance with the Law, provided that any link can be established without interfering with any other links previously established in the bands granted under a concession therefore.

     Refusal of the Concession Holder to provide services granted under the Concession hereof with no cause, will be punished in accordance with the Law. It is strictly forbidden to keep radioelectric spectrum capacity granted by concession. Any action directed to keep such capacity will be cause the termination of this Concession.

     5.2 The capacity provision will be subject to the following:

          5.2.1. Before any Point-to-point microwave linking services on the specific band granted under this concession is provided, the Concession Holder will try to arrange with the company, a certificate which establishes that there is no interference, under the terms previously agreed by the Commission and the procedures previously established.

          The equipments used to provide microwave-linking services shall be homologated equipment previously registered in the Commission.

          5.2.2. After obtaining the certificate established in section above, the Concession Holder shall proceed to provide the user with the required capacity.

          5.2.3. The Concession Holder shall notify the Company the capacity required to be supplied to a specific user within a maximum term of 5 days from the day the day the user was notified.

          5.2.4. The Concession Holder shall notify the Company of the installation of links in the frequency bands granted under this concession and the type of service for every one of the links, within the following 5 business days from the beginning of service, in order for the Company be able to establish that the point-to-point microwave links have been installed under the correct technical conditions and a certificate establishing that there will be no interference has been given.

          The point-to-point microwave linking installed under this concession, shall be subject to the technical conditions established under the no interference certificate. The Concession Holder is responsible for the user links and the ones of their own telecommunications public network, if that is the case, are installed in accordance to the correct technical conditions established under the no interference certificate given to the Concession Holder. If any link used to provide service to any user does not comply with the conditions mention herein, a fine will be imposed to the Concession Holder, and if the links that do not comply are the ones used for their own public network, then the Concession may be revoked.

     5.3. For the provision of links within borders, the Concession Holder shall comply with article 47 of the Law, the international treaties and any other disposition of the Commission.

     5.4. The point-to-point microwave linking services granted by this Concession, shall be installed and operating within the next 90 natural days from the date it has received the non interference certificate.


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                                       4


     5.5. The Concession Holder shall ask the Company for a certificate of non-interference any time a user requires to be relocated, if new links are installed and in order to modify the technical characteristics of the respective certificate.

6. Services to be provided by the Concession Holder. The frequency bands of the radioelectric spectrum for a specific use that are the subject matter of the Concession shall be used exclusively for the provision of point-to-point microwave linking services.

The Concession Holder may provide point-to-point microwave linking services through the public network that is licensed to it hereunder, with the understanding that the provision of public telecommunication services by the Concession Holder through such links is subject to the prior approval of the Ministry, pursuant to the provisions of article 14 of the Law and other applicable articles.

In order to obtain the authorization above mentioned, the Concession Holder shall comply with all obligations imposed herein.

If approval is made, the Concession Holder shall have separate accounting for the provision of point-to-point microwave linking services for its own public telecommunication network and apply to itself the same rates and commercial conditions and install and operate such links within the next 90 natural days from the date it has received the non interference certificate.

In case a link is provided by the Concession Holder to any third party for its provision of public telecommunication services, the Concession Holder shall, prior to establishment of the pertinent link, ensure that the third party intending to provide the public telecommunication services holds the required concession or permit issued by the Ministry, pursuant to the provisions introduced by the Commission therefore.

7. Consideration. The Concession Holder has paid to the Federal Government, for the granting of the Concession, the amount of $16,000,000.00 pesos, Mexican currency, plus value added tax thereon.

8. Effective term. The term of this Concession shall be of twenty (20) years from the date hereof. The Ministry shall, through the Commission, publish again an invitation to tender bids for granting to the highest bidder all frequencies subject matter of this Concession, at least three (3) years prior to the date of expiration hereof.

9. Applicable laws. The radioelectric spectrum frequency bands subject matter of this Concession shall be used, operated and exploited pursuant to the provisions of the Political Constitution of the United Mexican States, the Law and any supplementary laws set forth in article 8 of the Law, and any international treaties, laws, regulations, decrees, Mexican official standards, rulings, orders, circular letters and all other administrative provisions that may be introduced by the Ministry or the Commission, and pursuant to all conditions set forth herein.

The Concession Holder agrees that in case of derogation of all laws and administrative provisions referred to in the first paragraph of this clause 9, the Concession Holder shall be subject to all successor laws and administrative provisions, from the effective date thereof.


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                                       5


10. Other Concessions. This Concession does not grant any exclusivity rights to the Concession Holder, but the Ministry may, within the same geographic area, grant other concessions to third parties for the installation, operation and exploitation of one or more public telecommunication networks, for provision of services identical or similar to the services covered by this Concession. Further, pursuant to the provisions of Fifth Transient Article of the Law, the terms and conditions of all concessions and permits granted before the effective date of this Law, as set forth in their respective certificates, will continue in full force and effect until expiration of the terms of such concessions and permits.

11. Powers of Attorney. The Concession Holder in no event shall grant any irrevocable general power of attorney for acts of administration or acts of ownership that is intended to empower or entitle the attorney-in-fact or grantee to exercise any right or perform any obligation under the Concession.

12. Liens. In case any lien is created on the Concession or on any rights thereunder by the Concession Holder, the lien shall be recorded as required by article 64 of the Law, within thirty (30) calendar days following the date of creation of the lien.

The instrument under which the created lien was documented shall expressly provide that the creditor in no event shall acquire the capacity of Concession Holder in case of foreclosure of the lien.

The Concession may only be assigned to a creditor or a third party if the assignment of all rights arising therefrom is approved by the Ministry, pursuant to the provisions of article 35 of the Law.

13. Nationality. The Concession Holder shall, with respect to this Concession, not have any rights other than the rights available at Mexican nationals under the Mexican laws. Consequently, the Concession Holder and its non-Mexican shareholders or members, if any, agree not to request or accept the diplomatic involvement of any foreign government, under the penalty, in case of breaching this provision, of forfeiting to the Mexican government all property and rights that the shareholders or members may have acquired for the installation, operation and exploitation OF frequency bands of the radioelectric spectrum.

14. Neutral Investment. Pursuant to the provisions of the Fifth Title of the Mexican Foreign Investment Law, neutral investment shall not be taken into consideration to determine the percentage of the interest held by foreign investors in the Concession Holder's capital stock.

15. Companies where a Foreign Government Holds an Interest in their Capital Stock. Any interest held by a company where a foreign government may have an interest in its capital stock shall not be considered as an interest held by a foreign government or State, provided the company is not considered as a government authority by the internal laws of its country of origin and has legal capacity and assets of its own.

16. Subscriptions and Transfer of Shares of Stock or Partnership Interests. The Concession Holder shall provide to the Ministry and the Commission, no later than April 30 of each year, a list showing the names of its 10 main shareholders and the percentages represented by their respective interests in the Concession Holder's capital stock, attaching thereto all information that may be required by the Commission.


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                                       6


In case of any attempt to subscribe or transfer shares of stock or partnership interests, either in one transaction or a series of related transactions, that represent 10% or more of the Concession Holder's capital stock, the procedure below shall be followed:

     16.1. The Concession Holder shall give the Ministry notice of the intention of any parties interested in subscribing or transferring shares of stock or partnership interests of the Concession Holder's capital stock, attaching thereto information on the potential buyers of the shares of stock or partnership interests;

     16.2. The Ministry shall be entitled to disapprove the transaction in question within ninety (90) calendar days following receipt of the notice, by giving written notice of its disapproval and providing all reasons therefor; and

     16.3. If not disapproved by the Ministry upon expiration of the above-mentioned 90-day term, the transaction shall be deemed approved.

Only those transactions that shall have not been disapproved by the Ministry may be recorded in the stock transfer book of the Concession Holder, regardless of any other approvals that must be obtained from other government authorities pursuant to the applicable legal, regulatory and administrative provisions. The notice referred to in clause 16.1 above shall not be required when the subscription or transfer involves shares of stock or partnership interests representing neutral investment pursuant to the terms of the Mexican Foreign Investment Law, or when a capital increase is subscribed by the same shareholders, provided that in this latter event each shareholder maintains the same percentage of interest in the corporation's capital stock.

If the party interested in subscribing or acquiring the shares of stock or partnership interests is a corporation, then the notice referred to in clause
16.1 above shall include all information needed for the Ministry to know the identity of all individuals having an interest above 10% in the corporation's capital stock.

This condition shall be included in the bylaws of the Concession Holder and in all share certificates issued by it.

17. Trade Practices Code. The Concession Holder shall, pursuant to any general application rules that may be issued by the Commission therefore, develop a trade practices code to clearly and briefly describe therein all services to be provided by it and the method to be used for application of the pertinent rates. The Concession Holder shall, after development of the code and subject to the Commission's prior approval, make an excerpt of the code available to the public at its commercial offices and publish the excerpt in one of the newspapers having wide circulation throughout Mexico.

18. Improper Charging of Rates. Should the Concession Holder charge its users any rates other than its registered rates or the rates, if any, established pursuant to the provisions of articles 61 and 63 of the Law, then the Concession Holder shall reimburse its users the amount charged in excess of the registered or established rates.

The above reimbursement will be made without prejudice of any penalties that may be imposed on the Concession Holder pursuant to the Law and all other applicable legal, regulatory and administrative provisions.

19. No Crossed Subsidies. The Commission shall be entitled to ensure at any time that the registered rates do not constitute crossed subsidies pursuant to the provisions of article 62 of the Law, for which purpose the Concession


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                                       7


Holder shall provide all pertinent information within sixty calendar days following the date of receipt of the Commission's request.

20. Billing. All billing systems of the Concession Holder are subject to the approval of the Commission before their instrumentation.

21. Bid Bond. The Concession Holder will establish a bond in a period of time which in no case be more than 30 natural days from the date hereof with an authorized institution for an amount of 1,200,000.00 Mexican Pesos which will be effective if: a) the Concession is revoked, b) guarantees any fine that may be imposed and c) any breach to the Concession granted herein. The Bond shall remain in force during the time the Concession remains valid.

The amount guaranteed shall be updated every year according to the National Consumer Price Index or the one substituting such index.

The bond certificate shall expressly contain that such authorized institution accepts articles 95 and 118 of the Federal Institution Bond Law.

22. Competent courts. For resolution of any matter related to the interpretation and enforcement of this Concession Certificate, other than any issue reserved for resolution by the Ministry or the Commission under an administrative resolution, the Concession Holder agrees to submit to the jurisdiction of the federal courts of Mexico City, Mexico, waiving any other jurisdiction that might correspond to it by reason of its present or future domicile.

                       Mexico City, Mexico, June 4, 1998.



                THE MINISTRY OF COMMUNICATIONS AND TRANSPORTATION


                                  By: [signed]
                              CARLOS RUIZ SACRISTAN
                                    MINISTER


                              THE CONCESSION HOLDER
                  TELEFONIA INALAMBRICA DEL NORTE, S.A. DE C.V.


                                  By: [signed]
                            CARLOS ESCALANTE GONZALEZ
                              LEGAL REPRESENTATIVE

                                                 Spanish version of Exhibit 10.5

[COMPANY LOGO]

SECRETARJA OE COMUNICACJONES
Y
TRANSPORTES










                               TITULO DE CONCESION
                           PARA ENLACES DE MICROONDAS
                            PUNTO A PUNTO (30-PTP-15)













                  Telefonia Inalambrica del Norte, S.A. de C.V.

   SECRETARIA DE
   COMUNICACIONES
         Y
    TRANSPORTES

Concesion para usar, aprovechar y explotar bandas de frecuencias para uso determinado en los Estados Unidos Mexicanos que otorga el Gobierno Federal por conducto de la Secretaria de Comunicaciones y Transportes, en lo sucesivo la Secretaria, en favor de Telefonia Inalambrica del Norte, S.A. de C.V., en lo sucesivo el Concesionario, con domicilio para oir y recibir notificaciones en Idaho No. 14, Col. Napoles, 03810 Mexico, D.F., al tenor de los siguientes antecedentes y condiciones.

                                  ANTECEDENTES

I. El Concesionario presento solicitud ante la Comision Federal de Telecomunicaciones, en lo sucesivo la Comision, con fecha 18 de junio de 1997, para participar en la licitacion para el otorgamiento de concesiones para el uso, aprovechamiento y expiotacion de bandas de frecuencias del espectro radioelectrico para la prestacion del servicio de provision de capacidad para el establecimiento de enlaces de microondas punto a punto, de conformidad con la convocatoria publicada en e Diario Oficial de la Federacion el dia 30 de abril de 1997, en lo sucesivo la Convocatoria, asi como de las Bases de licitacion respectivas, publicadas en el Diario Oficial de la Federacion el dia 14 de mayo de 1997 y sus modificaciones publicadas en el Diario Oficial de la Federacion el dia 10 de junio de 1997, en lo sucesivo las Bases.

II. El Pieno de la Comision Federal de Competencia resolvio en sesion celebrada el 10 de julio de 1997, no objetar ni condicionar la participaccion del Concesionario en la licitacion anteriormente senalada, siendo notificado el Concesionario con Oficio numero 3-101-(777)-97-274 de fecha 10 de julio de 1997.

III. La Secretaria, por conducto de la Comision, analizo y dictamino la documentacion de la solicitud del Concesionario y de acuerdo a las etapas del procedimiento de licitacion previsto en la Convocatoria y en los articulos 14, 15, 16, 17 y demas relativos de la Ley Federal de Telecomunicaciones, resolvio mediante oficio No. CFT.-209 de fecha 14 de julio de 1997, otorgar al Concesionario la Constancia de Calificacion por estar debidamente integrada y haber satisfecho los requisitos para tal efecto exigidos.

IV. La Comision con Oficio No. CFT. 246 de fecha 23 de julio de 1997, resolvio otorgar la Constancia de Participacion al Concesionario, en virtud de que con fecha 17 de julio de 1997, presento la Garantia de Seriedad correspondiente, proporcionandole en el mismo acto las claves de confidencialidad para participar en el proceso de licitacion. El Pleno de la Comision emitio fallo a favor del Concesionario, mediante acta fechada el 3 de octubre de 1997, adjudicandole el concurso 30-PAP-15, de conformidad con las Bases.

V. El Concesionario con fecha 19 de noviembre y 11 de diciembre de 1997, realizo el pago de la contraprestacion correspondiente al Gobierno Federal, asimismo, celebro el contrato de prestacion de servicios con la Empresa que expedira las constancias de no interferencia para cada enlace que se pretende instalar en la banda de frecuencias objeto de esta Concesion, por lo que, con fundamento en los articulos 36, fraccion III, de la Ley Organica de la Administracion Publica Federal; 10, fraccion II; 11, fraccion I; 12, 14, 18, 19 y demas relativos de la Ley Federal de Telecomunicaciones, la Seaetaria otorga at Concesionario la presente concesion para el uso, aprovechamiento y explotacion de bandas de frecuencias del espectro radioelectrico para la prestacion del servicio de provision de capacidad para el establecimiento de enlaces de microondas punto a punto, la que quedara sujeta a las siguientes:



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                                      -2-


   SECRETARIA DE
   COMUNICACIONES
         Y
    TRANSPORTES



                                   CONDICIONES

                                 Capitulo Unico

                             Disposiciones Generales

1. Definicion de terminos. Para los efectos de la presente concesion, se entendera por:

1.1. Concesion: la contenida en el presente Titulo para el uso, aprovechamiento y explotacion de bandas de frecuencias del espectro radioelectrico para uso determinado,

1.2. Empresa: la persona de nacionalidad mexicana, contratada por el Concesionario de conformidad con lo dispuesto en el numeral 6 de las Bases, y

1.3.     Ley: la Ley Federal de Telecomunicaciones.

2. Objeto de la Concesion. El presente Titulo otorga una Concesion para el uso, aprovechamiento y explotacion de bandas de frecuencias del espectro radioelectrico para la prestacion del servicio de provision de capacidad para el establecimiento de enlaces de microondas punto a punto.

3. Especificaciones tecnicas. Las especificaciones tecnicas para el uso, aprovechamiento y explotacion de las bandas de frecuencias objeto de la Concesion, deberan ajustarse a lo dispuesto por la Ley, sus reglamentos, normas oficiales mexicanas, recomendaciones internacionales y demas disposiciones administrativas aplicables, asi como a las disposiciones tecnicas y administrativas de los acuerdos internacionales y protocolos aplicables convenidos por el Gobierno Mexicano.

         De conformidad con lo establecido en el numeral 4 del presente Titulo, el Concesionario debaa abstenerse de proveer capacidad para la instalacion de un enlace de microondas punto a punto en las bandas de frecuencias concesionadas, a menos de que obtenga previamente la constancia de no interferencia correspondiente que para tal efecto expida la Empresa.



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                                      -3-




3.1.     Banda de frecuencias:   Segmento de ida:         14676.0 - 14704.0 MHz
                                 Segmento de retorno:     14991.0 - 15019.0 MHz
                                 Ancho de banda:          56 MHz

3.2.              Cobertura: Nacional.

4. Programa de inversion. El programa de inversion respectivo, se contiene en el Plan de Negocios que presento el Concesionario en la solicitud a que se refiere el numeral I del Capitulo de Antecedentes del presente titulo de Concesion, programa qua se tiene aqui por reproducido como si a la letra se insertase.

5. Condiciones de operacion del servicio de provision de capacidad para el establecimiento de enlaces de microondas punto a punto.

5.1. El Concesionario debera proveer capacidad para el establecimiento de enlaces de microondas punto a punto en las bandas objeto de to Concesion a cualquier persona que lo solicite, por un tiempo determinado, mismo que en ningun caso podra exceder la vigencia de la Concesion, de manera no discriminatoria, cobrando para ello tarifas previamente registradas ante la Comision en terminos do la Ley, siempre que se pueda instalar el enlace solicitado sin interferir a otros enlaces previamente establecidos en las bandas concesionadas para tal fin.

                  La negativa del Concesionario a proporcionar el servicio materia de esta Concesion, sin causa justificada, sera sancionada en terminos de la Ley. Queda estrictamente prohibido al Concesionario reservar capacidad del espectro radioelectrico concesionado. Cualquier practica o conducta que propicie dicha reserva, sera motivo de revocacion de esta Concesion.

5.2.              La provision de capacidad se sujetara a lo siguiente:

5.2.1. Con anterioridad a la provision de capacidad para el establecimiento de cualquier enlace de microondas punto a punto en las bandas de frecuencias concesionadas, el Concesionario debera gestionar ante la Empresa la expedition de la constancia de no interferencia respectiva, en los terminos establecidos en el contrato previamente aprobado por la Comision y en el manual de procedimientos correspondiente.

                  Los equipos de telecomunicaciones qua se utilicen en el establecimiento de dichos -enlaces, deberan estar homologados previamente por la Comision.

5.2.2. Una vez obtenida la constancia indicada en el numeral anterior, el Concesionario procedera a proveer al usuario de que se trate la capacidad solicitada.

5.2.3. El Concesionario debera notificar a la Empresa la capacidad provista para la instalacion de enlaces en un plazo maximo de 5 dias habiles a partir de la fecha de notificacion al usuario de que se trate.

5.2.4. El Concesionario debera notificar a la Empresa la instalacion de enlaces en las bandas de frecuencias concesionadas y el tipo de servicio destinado para cada uno de los enlaces, dentro de un plazo maximo de 5 dias habiles a partir de su puesta en servicio, a efecto de que la Empresa este en posibilidad de determinar que los enlaces de microondas punto a punto han sido instalados bajo las condiciones tecnicas de no interferencia establecidas en la constancia respectiva.

                  Los enlaces de microondas punto a punto que se instalen al amparo de esta Concesion, deberan apegarse invariablemente a las condiciones tecnicas establecidas en la constancia de no interferencia correspondiente. Es responsabilidad del Concesionario que los enlaces de sus usuarios y los de su propia red publica de telecomunicaciones, en su caso, sean instalados de acuerdo a las condiciones tecnicas establecidas en la constancia de no interferencia; aquellos enlaces que no cumplan con dichas condiciones, saran objeto de sancion al Concesionario, cuando se trate de enlaces a sus usuarios; y de revocacion de esta Concesion, cuando se trate de enlaces que el Concesionario utilice para su propia red publica de telecomunicaciones.

5.3. Para la provision de enlaces transfronterizos, el Concesionario se sujetara a lo dispuesto por el articulo 47 de la Ley, por los tratados internacionales y por las disposiciones administrativas que para tal efecto emita la Comision.

5.4. Los enlaces de microondas punto a punto objeto de esta Concesion, deberan ser instalados y puestos en operation dentro de un plazo maximo de 90 (noventa) dias naturales, contados a partir de la fecha de notificacion de la constancia de no interferencia respectiva; la vigencia de dicha constancia no debera ser mayor a 90 (noventa) dias naturales.

                  Para el cumplimiento de lo senalado en el parrafo anterior, se estara a lo dispuesto en el contrato de prestacion del servicio correspondiente, previamente aprobado por la Comision.

5.5. El Concesionario debera solicitar a la empresa la constancia de no interferencia cuando un usuario de la capacidad concesionada solicite reubicar los transreceptores de su enlace, para instalar nuevos enlaces, asi coma para modificar las caracteristicas tecnicas de la constancia correspondiente.

6. Servicio.que podra prestar el Concesionario. Las bandas de frecuencias del espectro radioelectrico de uso determinado materia de la Concesion, se destinaran exclusivamente a la prestacion del servicio de provision de capacidad para el establecimiento de enlaces de microondas punto a punto.

         En su caso, el Concesionario podra prestar el servicio de provision de capacidad para el establecimiento de enlaces de microondas punto a punto para su propia red publica de telecomunicaciones, en el entendido de que, para la prestacion de servicios publicos de telecomunicaciones a traves de dichos enlaces, el Concesionario debera obtener previamente la autorizacion de la Secretaria, sin perjuicio de que, de requerir concesiones sobre bandas de frecuencias del espectro radioelectrico, estas se otorgaran mediante el procedimiento de licitacion publica previsto por el articulo 14, asi como por los demas aplicables de la Ley.

         Para obtener la autorizacion mencionada en el parrafo anterior, el Concesionario debera estar al corriente en el cumplimiento de las obligaciones derivadas de la presente Concesion.

         De obtener la autorizacion, el Concesionario debera llevar contabilidad separada por la prestacion del servicio de provision de capacidad para el establecimiento de enlaces de microondas punto a punto para su propia red publica de telecomunicaciones, asi como, aplicarse a si mismo tarifas y condiciones comerciales registradas y no discriminatorias, e instalar y operar dichos enlaces a mas tardar en 90 (noventa) dias naturales despues de haber obtenido la constancia de no interferencia respectiva.

         En el caso de que el Concesionario provea capacidad para el establecimiento de enlaces de microondas punto a punto a terceros para la prestacion de servicios publicos de telecomunicaciones, el Concesionario debera obtener, con anterioridad a la instalacion del enlace correspondiente, acreditacion de la persona que pretende prestar los servicios, de que cuenta con la concesion o permiso respectivo, emitido por la Secretaria, de conformidad con las disposiciones que, al efecto, expida la Comision.

7. Contraprestacion. El Concesionario entero al Gobierno Federal por el otorgamiento de la Concesion la cantidad de $16,000,000.00 (Dleciseis millones de pesos 00/100 M.N.). mas el impuesto al Valor Agregado.

8. Vigencia. La vigencia de esta Concesion sera de 20 (veinte) anos contados a partir de la fecha de otorgamiento de esta Concesion. La Secretaria, por conducto de la Comision, subastara nuevamente las frecuencias a que se refiere la Concesion cuando menos con 3 (tres) anos de anterioridad a la fecha de terminacion de la misma.

9. Legislacion aplicable. El uso, aprovechamiento y explotacion de las bandas de frecuencias del espectro radioelectrico objeto de la presente Concesion, debera sujetarse a la Constitucion Politica de los Estados Unidos Mexicanos, a la Ley y a las Leyes supletorias senaladas en el articulo 8 de la Ley, asi como a los tratados internacionales, reglamentos, decretos, normas oficiales mexicanas, resoluciones, acuerdos, circulares y demas disposiciones administrativas que expida la Secretaria o la Comision, asi como a las condiciones establecidas en esta Concesion.

         El concesionario acepta que si los preceptor legales y las disposiciones administrativas a que se refiere el parrafo anterior y a las cuales queda sujeta esta Concesion, fueren derogados, modificados o adicionados, el Concesionario quedara sujeto a to nueva legislacion y dispociones administrativas, a partir de su entrada en vigor.a

10. Otras concesiones. La Concesion no confiere derechos de exclusividad al Concesionario, por lo que la Secretaria, dentro de la misma area geografica, podra otorgar otras concesiones a favor de terceras personas para usar, aprovechar y explotar bandas de frecuencias del espectro radioelectrico, para que so presten servicios identicos o similares a los eomprendidos en esta Concesion. Asimismo, en terminos del articulo Quinto Transitorio de la Ley, las concesiones y permisos otorgados con anterioridad a la entrada en vigor de la Ley, se respetaran en los terminos y condiciones consignados en los respectivos titulos, hasta su termino.

11. Poderes o mandatos. En ningun caso el Concesionario podra otorgar poderes o mandatos generales para actos de administracion o de dominio con caracter de irrevocables, que tengan por objeto o hagan posible al apoderado o mandatario el ejercicio de los derechos y obligaciones de la Concesion.

12. Gravamenes. Cuando el Concesionario constituya algun gravamen sobre la Concesion o los derechos derivados de ella, debera efectuar el registro a que se refiere el articulo 64 de la Ley, dentro de los 30 dias naturales siguientes a la fecha de su constitucion.

         El documento en que conste la garantia otorgada debera establecer, expresamente, que la ejecucion de la misma en ningun caso otorgara el caracter de concesionario al acreedor.

         Para que la Concesion le sea adjudicada al acreedor o a un tercero, se requerira que la Secretaria autorice la cesion de derechos en los terminos del articulo 35 de la Ley.

13. Nacionalidad. El Concesionario no tendra en relacion con esta Concesion mas derechos que los que las leyes mexicanas conceden a los mexicanos y, por consiguiente, la sociedad y sus socios extranjeros, en su caso, se comprometen a no pedir ni aceptar la intervencion diplomatica de algun pais extranjero, bajo la pena de perder, en beneficio de la nacion mexicana, todos los bienes y derechos que hubiesen adquirido para usar, aprovechar y explotar bandas de frecuencias del espectro radioelectrico.

14. Inversion neutra. En terminos del Titulo Quinto de la Ley de Inversion Extranjera, la inversion neutra no se computara para determinar el porcentaje de inversion extranjera en el capital social del Concesionario.

15. Empresas con participacion estatal de paises extranjeros. No se considerara como participacion accionaria de un gobierno o estado extranjero, la que realicen empresas con participacion estatal de paises extranjeros que no sean consideradas como autoridades por la legislacion interna del pais de origen, y que tengan personalidad juridica y patrimonio propios.

16. Suscripcion y enajenacion de acciones o partes sociales. El Concesionario se obliga a presentar a la Secretaria y a la Comision, a mas tardar el 30 de abril de cada ano, una relacion de sus diez principales accionistas y sus respectivos porcentajes de participacion, a la que acompanara la informacion que determine la Comision.

         En caso de cualquier supuesto de suscripcion o enajenacion de acciones
         o partes sociales en un acto o sucesion de actos, que represente el diez por ciento o mas del monto del capital social de la sociedad, se obliga a observar el regimen siguiente:

16.1. El Concesionario debera dar aviso a la Secretaria de la intencion de los interesados en realizar la suscripcion o enajenacion de las acciones a partes sociales, debiendo acompanar el aviso con la informacion de las personas interesadas en adquirir las acciones o partes sociales,

16.2. La Secretaria tendra un plazo de 90 dias naturales, contados a partir de la presentacion del aviso, para objetar por escrito y por causa justificada la operacion de que se trate, y

16.3. Transcurrido dicho plazo sin que la operacion hubiere sido objetada por la Secretaria, se entendera por aprobada.

         Solo las operaciones que no hubieren sido objetadas por la Secretaria podran, en su caso, inscribirse en el libro de registro de accionistas
         o socios de la persona moral, sin perjuicio de las autorizaciones que se requieran de otras autoridades conforme a las disposiciones aplicables. No se requerira presentar el aviso a que se refiere el numeral 16.1. anterior, cuando la suscripcion o enajenacion se refiera a acciones o partes sociales representatives de inversion neutra en terminos de la Ley de Inversion Extranjera, o cuando se trate de aumentos de capital que sean suscritos por los mismos accionistas, siempre que en este ultimo caso no se modifique la proporcion de la participacion de cada uno de ellos en el capital social.

         En caso de que el interesado en suscribir o adquirir las acciones o partes sociales sea una persona moral, en el aviso al que se refiere la condicion 16.1. anterior, debera presentarse la informacion necesaria para que la Secretaria conozca la identidad de las personas fisicas que tengan intereses patrimoniales mayores al diez par ciento del capital de dicha persona moral.

         Esta condicion debera incluirse en los estatutos sociales, asi como en los titulos o certificados que emita el Concesionario.

17. Codigo de practicas comerciales. El Concesionario debera integrar, de conformidad con las reglas de caracter general que al efecto expida la Comision, un codigo de practicas comerciales en el que describira, en forma clara y concisa, los diferentes servicios que proporcione y la metodologia para la aplicacion de las tarifas correspondientes. Una vez integrado dicho codigo y previa autorizacion de la Comision, el Concesionario debera tenerio disponible al publico en sus oficinas comerciales y publicar un extracto del mismo en uno de los diarios de mayor circulacion a nivel nacional.

         Los contratos que el Concesionario pretenda celebrar con sus suscriptores, deberan ser previamente aprobados por la Comision.

18. Cobro indebido de tarifas. Si el Concesionario llegare a cobrar a los usuarios tarifas no registradas o distintas de las establecidas, en su caso, conforme a los articulos 61 y 63 de la Ley, debera reembolsar a los mismos la diferencia con respecto a las tarifas registradas o establecidas.

         Lo anterior, sin perjuicio de las sanciones que so impongan de conformidad con la Ley y demas disposiciones aplicables.

19. Prohibicion de subsidios cruzados. La Comision podra verificar en todo momento que las tarifas registradas no constituyan subsidios cruzados en terminos del articulo 62 de la Ley, para cuyo efecto, el Concesionario debera proporcionar la informacion correspondiente dentro de los sesenta dias naturales siguientes a la fecha en que reciba la solicitud de la Comision.

20. Facturacion. Los sistemas de facturacion del Concesionario deberan ser previamente aprobados por la Comision.

21. Garantia de Seriedad. El Concesionario establecera fianza en un plazo no mayor de 30 (treinta) dias naturales, contados a partir de la fecha de otorgamiento de esta Concesion, con institucion autorizada, por la cantidad de $1,200,000.00 (Un millon doscientos mil pesos 00/100 M.N.), a favor de la Tesoreria de la Federacion, la que: a) se hara efectiva en caso de revocacion de la Concesion, b) garantizara el pago de las sanciones pecuniarias que, en su caso, imponga la Secretaria, y c) cualquier incumplimiento de las condiciones de la Concesion. La garantia se mantendra vigente durante el plazo de Is Concesion.

         El monto de la garantia debera actualizarse anualmente conforme al Indice Nacional de Precios al Consumidor o el indice que lo sustituya.

         La poliza en que se expida la fianza debera contener la declaracion expresa de que la institucion afianzadora acepta lo establecido en los articulos 95 y 118 de la Ley Federal de Instituciones de Fianzas en vigor, y to renuncia a los beneficios de orden y excusion.

22. Jurisdiccion. Para todo lo relativo a la interpretacion y cumplimiento del presente Titulo de Concesion, salvo lo que administrativamente corresponda resolver a la Secretaria o a la Comision, el Concesionario conviene en someterse a la jurisdiccion de los Tribunales Federales de la Ciudad de Mexico, Distrito Federal, renunciando al fuero que pudiere corresponderie en razon de su domicilio presente o futuro.

                           Mexico, Distrito Federal, a 4 de junio de 1998.


                   SECRETARIA DE COMUNICACIONES Y TRANSPORTES
                                  EL SECRETARIO


                              CARLOS RUIZ SACRITAN



                                EL CONCESIONARIO
                  TELEFONIA INALAMBRICA DEL NORTE, S.A. DE C.V.



                               REPRESENTANTE LEGAL
                            CARLOS ESCALANTE GONZALEZ